Exhibit 99.2

Third Quarter 2015 Earnings Presentation October 28, 2015

Today’s Speakers Manny Mehos – Chairman and Chief Executive Officer Geoff Greenwade – President and Bank Chief Executive Officer Donald Perschbacher – Executive Vice President & Corporate Chief Credit Officer John Durie – Executive Vice President and Chief Financial Officer

Safe Harbor The following information contains, or may be deemed to contain, "forward-looking statements" (as defined in the U.S. Private Securities Litigation Reform Act of 1995) giving Green Bancorp, Inc.’s (“Green Bancorp”) expectations or predictions of future financial or business performance or conditions. Most forward-looking statements contain words that identify them as forward-looking, such as "plan", "seek", "expect", "intend", "estimate", "anticipate", "believe", "project", "opportunity", "target", "goal", "growing“, "continue“, “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions that relate to future events, as opposed to past or current events. By their nature, forward-looking statements are not statements of historical facts and involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. These statements give Green Bancorp's current expectation of future events or its future performance and do not relate directly to historical or current events or Green Bancorp's historical or future performance. As such, Green Bancorp's future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Green Bancorp cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Green Bancorp undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Green Bancorp cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities or long-term financial goals set forth herein. Green Bancorp's business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. In addition to factors previously disclosed in Green Bancorp’s reports filed with the SEC and those identified elsewhere in this communication, the following factors among others, could cause actual results to differ materially from forward-looking statements: difficulties and delays in integrating the Green Bancorp and Patriot Bancshares, Inc. businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Third Quarter Highlights Earnings per diluted share of $0.17, compared to $0.20 in the second quarter 2015 excluding one-time acquisition expenses and after recording a $3.1 million provision for loan losses Net income of $4.1 million, compared to $5.4 million in the second quarter 2015 Pre-tax, pre-provision, adjusted net income of $10.5 million, compared to $9.3 million in the second quarter of 2015 and $7.7 million in the third quarter of 2014 Solid loan growth, up $87.5 million or 4.6% to $2.0 billion, compared with June 30, 2015 Achieved 2015 loan growth objective in the third quarter Closed the merger with Patriot Bancshares on October 1, 2015 – four months from announcement to closing

Source: Federal Reserve Bank of Dallas, Greater Houston Partnership Houston Economy Houston is the 5th most populous U.S. metro area with ~6.5 million people Houston employment still projected to grow in 2015 despite energy related layoffs Houston-area unemployment has remained stable at 4.2% through August, compared to 5.1% for the U.S. overall The Texas Medical Center employs over 100,000 people contributing $10 billion annually to the economy Port of Houston has the largest export market in the U.S., handling over $250 billion of trade annually Center for the U.S. refining and petrochemical industries, with Houston accounting for roughly 13% of U.S. oil refining capacity

Patriot Acquisition Highlights Acquisition announced on May 27, 2015; closed in 127 days on October 1, 2015 100% stock consideration of 10.4 million shares of GNBC stock, valued at $124 million based upon GNBC’s October 1, 2015 stock price Houston bank formed through 2005 acquisition of First State Bank in Honey Groove, TX, founded and led by Chairman and CEO Don Ellis with nine offices located in Houston MSA, Dallas MSA, and Honey Grove, TX Patriot adds approximately $1 billion in total loans and $1 billion in total deposits as of September 30, 2015 Transaction is expected to be 20% accretive in first year driven by cost savings Transaction Overview Strategic Rationale Consistent with our strategic objective to build a high-performing community banking enterprise with a diversified asset mix, core deposit focus, strong credit culture, and commitment to the communities it serves Creates a company with over $3.6 billion in assets, ranking among the Top 15 banking companies headquartered in Texas (1) (1) Based on June 30, 2015 data from SNL Financial

Patriot Merger Expense Savings Summary Patriot 1H-15 Annualized (1) Green 2016 Patriot Expense Target (2) % Change to 1H-15 Annualized Salaries and Benefits $17,541 $10,382 -41% Occupancy 2,985 2,970 -1% Professional and Regulatory 3,701 1,706 -54% Data Processing & Software 2,595 1,196 -54% Loan / ORE Related 2,169 596 -73% Other Expenses 1,416 1,489 -5% Total $30,408 $18,339 -40% (1) Excludes mortgage business (2) Excludes non-recurring expenses

Deposit Update Total deposits were $1.9 billion as of September 30, 2015 Noninterest-bearing deposits were 25.7% of deposits at September 30, 2015 down $105 million from June 30, 2015 The sequential decrease was mostly driven by a decline in commercial deposit balances owing to the outflow of a temporary $95 million increase during the second quarter 2015 Cost of deposits including noninterest-bearing was 0.49% Highlights Total Deposit Composition 25.7% 6.8% 31.2% 2.9% 33.4% As of September 30, 2015 Noninterest-bearing Interest-bearing transaction Money market Savings Certificates and other time deposits

Loan Update Net organic loan growth of $88 million during the second quarter and $183 million year-to-date Loan yield for the third quarter of 2015 was 4.67% Loan yield, excluding fees, for the third quarter was 4.37%, compared to 4.47% in the second quarter Non-accrual interest recovery contributed approximately 5 basis points in the second quarter Fees and discounts at payoff contributed approximately 8 basis points to the third quarter loan yield Accretion of fees and discounts (net) contributed approximately 19 basis points to the third quarter loan yield Patriot adds slightly more than $1 billion of loans Highlights Total Loan Composition 41.4% 9.2% 24.4% 12.8% 11.6% 0.6% As of September 30, 2015 Commercial & industrial Owner occupied commercial real estate Commercial real estate Construction, land & land development Residential mortgage Other consumer

Pro-Forma Loan and Deposit Composition Pro-Forma Loan Composition Pro-Forma Deposit Composition Pro-Forma Total Loans: $3.0 billion Pro-Forma Total Deposits: $3.0 billion Pro-forma data as of 9/30/2015 is illustrative only. The valuation of the acquired loans and deposits has not been finalized and these preliminary pro-forma estimates remain subject to revision. 39.0% 11.3% 27.0% 12.4% 9.8% 0.5% As of September 30, 2015 Commercial & industrial Owner occupied commercial real estate Commercial real estate Construction, land & land development Residential mortgage Other consumer 22.3% 5.2% 24.7% 5.1% 42.7% As of September 30, 2015 Noninterest-bearing Interest-bearing transaction Money market Savings Certificates and other time deposits

Our current group of bankers have the capacity to support up to a total of $4 billion of both loans and deposits Existing Banker Capacity 10% 20% 41% 12% 17% Banking Staff as of October 1, 2015 Private Banker - 8 Business Banker - 17 Commerical Banker - 34 Specialty Banker - 10 Deposit Releationship Manager - 14

Credit Quality NPA’s totaled $36.3 million or 1.50% of period end assets as compared to $11.3 million or 0.47% of period end total assets at June 30, 2015 The increase in NPA’s is primarily due to movement of a classified E&P credit to non-accrual Allowance for loan losses was 1.05% of total loans at September 30, 2015 Allowance for loan losses was 1.15% of total loans excluding acquired loans at September 30, 2015 Recorded a $3.1 million provision in the third quarter 2015 Provision resulted from a $2.4 million specific reserve and general portfolio growth

Energy Portfolio Update Energy-related exposure was 10.7% of total loans as of September 30, 2015: Reserve-based lending represents approximately 6.8% of total loan portfolio Service companies represent approximately 3.9% of total loan portfolio Patriot adds $1.9 million of E&P exposure and approximately $72.2 million of oilfield service exposure Pro-forma combined energy-related exposure was 9.4% of total loans as of September 30, 2015 Reserve-based lending represents approximately 4.5% of pro-forma total loan portfolio Service companies represent approximately 4.9% of pro-forma total loan portfolio

Third Quarter 2015 Financial Highlights 2015 Q3 2015 Q2 Net Income(1) 4,604 5,435 EPS(1) $0.17 $0.20 ROAA(1) 0.76% 0.96% Loans(2) $1,982,280 $1,894,742 Deposits $1,941,140 $2,024,531 *Dollars in thousands *Dollars in thousands, except per share data Excluding one-time acquisition expenses Excluding loans held for sale $4,000 $4,500 $5,000 $5,500 3Q14 4Q14 1Q15 2Q15 3Q15 Net Income (1)

Net Interest Income and Net Interest Margin *Dollars in thousands $17,512 $20,283 $20,516 $20,923 $21,162 3.90% 3.92% 3.93% 3.84% 3.63% 5.07% 4.90% 4.92% 4.86% 4.67% 4.63% 4.48% 4.50% 4.47% 4.37% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 3Q14 4Q14 1Q15 2Q15 3Q15 Net Interest Margin Net Interest Income NII NIM Loan Yield Loan Yield exc. Fees

Pro-Forma 3Q15 Patriot Net Interest Income & Margin Impact Green Patriot Pro-forma Combined(1) Yield on loans 4.67% 4.53% 4.63% Yield on other interest-earnings assets 1.01% 1.20% 0.96% Total interest-earning asset yield 4.05% 3.81% 4.08% Rate on interest-bearing deposits 0.66% 0.94% 0.69% Rate on other interest-bearing liabilities 0.20% 1.06% 0.62% Total interest-bearing liability cost 0.60% 0.96% 0.68% Net interest margin 3.63% 3.03% 3.59% Total interest earning assets (thousands) $2,311,262 $1,358,516 $3,508,586 Net Interest Income (3Q15) $21,162 $10,361 $31,736 Annualized Net Interest Income $84,648 $41,444 $126,945 (1) Combination based on preliminary estimate of purchase accounting adjustments and balance sheet restructuring

Interest Rate Sensitivity Change in Net Interest Income: 12-Month Horizon *This data is derived from an internal static interest rate shock model. The assumptions incorporated into the model are inherently uncertain and, as a result, the model cannot precisely measure future net interest income or precisely predict the impact of fluctuations in market interest rates on net interest income. Interest Rate Change Net Interest Income Change 21.5% 11.6% 0.0% (4.8%) +200 bps +100 bps Base -100 bps

Noninterest Income *Dollars in thousands $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 3Q14 4Q14 1Q15 2Q15 3Q15 Other Gain on sale of held-for-sale loans, net Gain on sale of guaranteed portion of loans, net Loan fees Customer service fees

Noninterest Expense *Dollars in thousands $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 3Q14 4Q14 1Q15 2Q15 3Q15 One-time acquisition expenses Other Professional and regulatory fees Occupancy Salaries and employee benefits

Performance Metrics Efficiency Ratio Remaining Banker Capacity (*) excludes one-time acquisition expenses 63.3% 79.8% 60.9% 69.4% 59.8% 61.1% 60.6% 59.9% 61.1% 56.4% 45% 55% 65% 75% 85% 3Q14 4Q14 1Q15 2Q15 3Q15 Reported Adjusted* 36.9% 29.5% 29.9% 29.9% 30.0% 25% 30% 35% 40% 45% 3Q14 4Q14 1Q15 2Q15 3Q15

Q & A